UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2016

DATE OF REPORTING PERIOD: November 1, 2015 through April 30, 2016

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2016

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Global Dynamic Income Fund (CHW) falls into this latter category. Please see page 4 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2016. In this report, you will find commentary from the management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos funds that could be suitable for your asset allocation.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

Distributions

During the period, the Fund provided a compelling monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 11.78%* on a market price basis as of April 30, 2016, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 4 and “Level Rate Distribution Policy” on page 33.)

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/15/16 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0344 is paid from ordinary income or capital gains and that approximately $0.0356 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

Market Review

The reporting period proved to be an extremely turbulent time in the financial markets, as changing sentiment fueled volatility and market rotation. During the final months of 2015, investors appeared to show concern about low commodity prices, global economic growth forecasts, and the implications of central bank policies—including the Federal Reserve’s move to raise short-term interest rates for the first time since 2006.

As 2016 began, markets fell sharply as investor apprehension increased. By mid-February, investors appeared more confident about the health of the U.S. economy and the likelihood of fewer Fed increases, while commodity prices stabilized. This increased optimism drove a rally in emerging markets, high yield bonds, and value and cyclical stocks. (A stronger economic environment can provide tailwinds for cyclically oriented companies and fewer hurdles for companies with less robust growth prospects.)

On the whole, stocks from developed markets landed in negative territory, as the MSCI World Index fell 0.74%. Emerging market stocks were essentially flat, with a dip of 0.01% return for the MSCI Emerging Markets Index. Global convertibles outpaced their U.S. counterparts, as the U.S. index reflected the added headwinds faced by small and mid-cap companies during the period. The BofA Merrill Lynch Global 300 Convertible Index returned 0.83% while the BofA Merrill Lynch All U.S. Convertibles Index declined 2.88%. The Credit Suisse High Yield Index returned 1.73%.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we believe the use of leverage will contribute favorably to the returns of the Fund, as we anticipate that the performance of the Fund’s holdings will exceed the cost of borrowing.

Outlook

We do not believe a U.S. recession is imminent but the pace of expansion is likely to be measured in 2016. Similarly, we expect that the global economy will grow, but not at a robust pace overall. Around the world,

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

2	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

fiscal policy remains an overarching cause of concern, as a lack of clarity on key regulatory issues casts a shadow over a number of sectors. We believe investors will be challenged by a host of uncertainties, including global growth concerns, the policies of the Fed and other central banks, the U.S. presidential election, commodity prices, and geopolitical uncertainties.

Our teams continue to identify opportunities in this slower growth environment, but they recognize that selectivity and risk management remain crucial. We believe investment opportunities exist across many asset classes, but selectivity remains paramount. During the reporting period, swings in market sentiment illustrated investors’ tendency to respond dramatically to events and data. Our portfolio management teams are holding to their long-term discipline, seeking to capitalize on short-term investor emotion as they position the funds for longer-term opportunities.

Conclusion

The market environment is always changing. To keep up-to-date on our views of the global financial markets and the opportunities that are emerging, I encourage you to visit our website on an ongoing basis. You’ll find our blog and videos from our team, as well as a variety of pieces designed to help you and your financial advisor make sound asset allocation decisions that align with your long-term goals and risk tolerance.

As always, we thank you for your continued trust. All of us at Calamos Investments are honored that you have chosen us to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA ML All U.S. Convertibles Index represents the U.S. convertible securities market. The BofA ML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The Credit Suisse High Yield Index is considered generally representative of the high-yield bond market. Sources: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	3

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund
(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

Calamos Global Total Return Fund
(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 33.

4	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We utilize what we believe to be a highly flexible approach, and we can invest in equities, convertible securities and high yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed income funds. The allocation to each asset class and strategy is dynamic, and it reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. We believe the broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies that we see as having reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund retreated 1.88% on a net asset value (NAV) basis for the six-month period ended April 30, 2016. On a market price basis, the Fund fell 1.39%. As a comparison to the broader global markets, the MSCI EAFE Index fell 2.82% and the MSCI World Index slipped 0.74% during the period. The S&P 500 Index finished almost flat with a 0.43% gain.

At the end of the reporting period, the Fund’s shares traded at a 13.47% discount to NAV.

TOTAL RETURN* AS OF 4/30/16
Common Shares – Inception 6/27/07
	6 Months	1 Year	Since Inception**
On Market Price	-1.39%	-11.66%	1.29%
On NAV	-1.88%	-6.42%	3.50%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	20.1%
Financials	15.2
Consumer Discretionary	14.7
Industrials	12.2
Health Care	11.6
Energy	7.7
Consumer Staples	6.5
Telecommunication Services	3.9
Materials	3.7
Utilities	1.6

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

ASSET ALLOCATION AS OF 4/30/16

Fund asset allocations are based on total investments and may vary over time.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0700 per share, resulting in a current annualized distribution rate of 11.78% of market price as of April 30, 2016.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2016, the dividend yield of S&P 500 Index stocks averaged approximately 2.19%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 1.83% and 2.68%, respectively.

What factors influenced performance over the reporting period?

The Fund has the ability to invest in a range of strategies including convertible securities, high yield, U.S. equities, international equities, as well as convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we maintained our exposure to the equity markets through our convertible holdings.

6	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

The Fund’s U.S. equity sleeve underperformed the S&P 500 Index. Our overweight to and selection in industrials (aerospace and defense and conglomerates) outperformed. In addition, our selection in health care (health care equipment) was additive. Conversely, our selection in information technology (technology hardware storage and peripherals) impeded relative performance. Our holdings in financials (diversified banks) also detracted.

The Fund’s global equity sleeve underperformed the MSCI World Index. Our selection in financials (asset managers and custody banks) and consumer discretionary (catalog retail and automobile manufacturers) proved beneficial. However, our overweight to and selection in energy (oil and gas exploration and production) detracted. Also, our overweight to and selection in telecommunication services (Internet software services) held back results. From a geographic perspective, our holdings in Canada impeded while our holdings in Japan outperformed.

The Fund’s international equity sleeve outperformed relative to the MSCI EAFE Index. Our selection in materials (gold) was beneficial. In addition, selection in financials (diversified banks) helped while our overweight to China was positive. Conversely, selection in health care (pharmaceuticals) flagged. In addition, our selection in industrials (industrial machinery) and our underweight to Japan hindered returns.

Convertible arbitrage entails owning a convertible bond long and then shorting its underlying stock. The convertible arbitrage sleeve contributed toward the end of the period in spite of convertibles dropping in value. While valuations presented challenges to recent performance, they also provided an attractive opportunity looking forward as valuations may trend back towards fair value.

How is the Fund positioned?

Given our outlook for a continued period of muted economic growth, we are favoring quality growth companies over cyclicals. We are emphasizing investments in companies that we believe have solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer companies tied to global consumption, and businesses positioned to benefit from improving fundamentals in Europe. We are cautious about companies that we believe are vulnerable to regulatory headwinds, such as pharmaceutical companies. We believe our active, risk-managed investment approach positions us to take advantage of the volatility and opportunities in global equities and convertible securities.

We continued to find opportunities across asset classes. We maintained a preference for larger-cap, growth-oriented companies with global presence and geographically diversified revenue streams. We believe that such companies should be particularly well positioned to capitalize on the global growth trends we see, as economic growth remains more measured in the U.S. and other developed markets. In keeping with an emphasis on risk management, we focus on companies that we believe have respectable balance sheets, good prospects for sustainable growth and reliable debt servicing.

The portfolio’s largest allocations, in absolute terms, are in the information technology, consumer discretionary and financials sectors. We believe that many information technology companies offer compelling fundamentals and participation in secular growth trends. In regard to consumer discretionary, we believe companies in the sector should benefit from improving economic conditions highlighted by higher employment,

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

lower energy costs and low interest rates. We believe that many financial companies will do well in a rising interest rate environment.

Our pursuit of yield is informed by our risk-managed approach to total return. This said, the Fund’s portfolio includes a blend of high yield and investment grade credits. We take a very selective approach to CCC rated credits. Given our expectation that economic growth may feel stop-and-go, we believe it is particularly important to favor companies that offer the best prospects for reliable debt servicing.

What are your closing thoughts for Fund shareholders?

Although we remain positive, we expect elevated volatility to persist due to global growth concerns and central bank policies—including an uncertain Federal Reserve timeline and divergent courses being taken by global central banks. We believe that fiscal policy is likely to remain a focal point of market anxiety, with the U.S. election among the factors shining a spotlight on it. We also believe that the U.S. and global economies are likely to maintain a subdued pace of expansion over the near term punctuated by volatility. However, we believe we are well equipped to navigate this turbulence and see considerable opportunities for investors who can stay calm during this period of elevated choppiness. In our view, equities continue to offer compelling risk/reward characteristics, and we are finding companies with attractively valued fundamentals in many industries.

8	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Schedule of Investments    April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (25.9%)
	Consumer Discretionary (6.0%)
600,000	Altice Luxembourg, SA* 7.750%, 05/15/22	$600,750
200,000	Argos Merger Sub, Inc.*m 7.125%, 03/15/23	204,375
960,000	CalAtlantic Group, Inc.m 5.375%, 10/01/22	989,400
750,000	CCO Safari II, LLC*m 4.908%, 07/23/25	808,125
611,000	Century Communities, Inc.m 6.875%, 05/15/22	596,489
556,000	Cooper Tire & Rubber Companym 8.000%, 12/15/19	635,925
4,180,000	Dana Holding Corp.m 6.750%, 02/15/21	4,334,137
	DISH DBS Corp.m
1,520,000	5.875%, 07/15/22	1,486,750
800,000	6.750%, 06/01/21	831,000
680,000	5.125%, 05/01/20	686,800
900,000	Dufry Finance, SCA*m 5.500%, 10/15/20	937,125
	GameStop Corp.*
500,000	5.500%, 10/01/19m	487,500
175,000	6.750%, 03/15/21	172,156
759,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	788,411
	Goodyear Tire & Rubber Companym
1,000,000	7.000%, 05/15/22	1,082,500
195,000	5.125%, 11/15/23	202,434
	L Brands, Inc.m
1,730,000	6.950%, 03/01/33	1,804,606
165,000	5.625%, 02/15/22	181,913
2,000,000	Liberty Interactive, LLCm 8.500%, 07/15/29	2,140,000
	Meritage Homes Corp.m
1,367,000	7.000%, 04/01/22	1,475,506
800,000	7.150%, 04/15/20	864,000
	Numericable-SFR, SA*
800,000	6.000%, 05/15/22m^	806,000
200,000	7.375%, 05/01/26	203,500
600,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	628,125
1,710,000	Royal Caribbean Cruises, Ltd.m^ 7.500%, 10/15/27	1,972,913
412,000	Sally Holdings, LLC / Sally Capital, Inc.m 5.625%, 12/01/25	442,128
	Service Corp. Internationalm
1,000,000	8.000%, 11/15/21	1,175,000
295,000	5.375%, 05/15/24	314,359
1,000,000	Time, Inc.*m 5.750%, 04/15/22	961,875
1,200,000	ZF North America Capital, Inc.*m 4.750%, 04/29/25	1,215,750

		29,029,552

PRINCIPAL AMOUNT		VALUE

	Consumer Staples (0.8%)
705,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	$713,435
675,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	666,141
1,600,000	JBS USA, LLC*m 5.750%, 06/15/25	1,480,000
319,000	NBTY, Inc.* 7.625%, 05/15/21	324,582
	Post Holdings, Inc.m
616,000	7.375%, 02/15/22	650,265
220,000	7.750%, 03/15/24*	240,213

		4,074,636

	Energy (4.1%)
1,776,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	1,177,710
400,000	Bill Barrett Corp. 7.000%, 10/15/22	293,500
830,000	Bonanza Creek Energy, Inc. 6.750%, 04/15/21	326,813
2,500,000	Calfrac Holdings, LP*m 7.500%, 12/01/20	1,250,000
	Calumet Specialty Products Partners, LP
1,000,000	7.625%, 01/15/22	672,500
464,000	6.500%, 04/15/21	321,900
	Carrizo Oil & Gas, Inc.m
750,000	7.500%, 09/15/20	760,312
425,000	6.250%, 04/15/23	411,188
1,828,000	Cimarex Energy Companym 5.875%, 05/01/22	1,928,229
1,160,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	719,200
	Energy Transfer Equity, LPm
500,000	5.875%, 01/15/24	467,813
300,000	5.500%, 06/01/27	258,938
1,400,000	Gulfmark Offshore, Inc. 6.375%, 03/15/22	640,500
623,000	Gulfport Energy Corp.m 7.750%, 11/01/20	631,956
1,500,000	MPLX, LP* 4.875%, 06/01/25	1,451,872
1,940,000	Oasis Petroleum, Inc.m 6.500%, 11/01/21	1,773,887
1,410,000	Pacific Drilling, SA* 5.375%, 06/01/20	430,050
800,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	604,500
255,000	Rice Energy, Inc. 7.250%, 05/01/23	258,028
4,000,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	3,720,000
750,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	612,187

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE
2,967,000	W&T Offshore, Inc. 8.500%, 06/15/19	$487,701
700,000	Western Refining, Inc.m 6.250%, 04/01/21	651,437

		19,850,221

	Financials (1.8%)
2,335,000	AON Corp.m 8.205%, 01/01/27	2,977,125
	DuPont Fabros Technology, LPm
520,000	5.875%, 09/15/21	546,650
300,000	5.625%, 06/15/23	310,687
885,000	First Cash Financial Services, Inc.m 6.750%, 04/01/21	873,384
90,000	Iron Mountain, Inc.*m 6.000%, 10/01/20	95,288
600,000	Jefferies Finance, LLC*m 7.375%, 04/01/20	556,500
2,600,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	2,710,318
865,000	Quicken Loans, Inc.*m 5.750%, 05/01/25	814,722

		8,884,674

	Health Care (2.3%)
2,000,000	Alere, Inc. 6.500%, 06/15/20	1,985,000
1,810,000	Community Health Systems, Inc.m 7.125%, 07/15/20	1,752,306
419,000	Endo International, PLC*m‡ 7.750%, 01/15/22	435,760
825,000	Endo, Ltd.*^ 6.000%, 07/15/23	813,141
1,500,000	Grifols Worldwide Operations, Ltd. 5.250%, 04/01/22	1,551,562
795,000	HCA Holdings, Inc.m 5.875%, 05/01/23	839,719
330,000	Hologic, Inc.*m 5.250%, 07/15/22	347,944
750,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	705,000
1,400,000	Tenet Healthcare Corp.^ 6.750%, 06/15/23	1,391,250
650,000	Valeant Pharmaceuticals International, Inc.*m 7.000%, 10/01/20	602,875
600,000	VPII Escrow Corp.*m 6.750%, 08/15/18	581,250

		11,005,807

	Industrials (4.0%)
1,935,000	ACCO Brands Corp.m 6.750%, 04/30/20	2,055,937
1,400,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	1,481,375

PRINCIPAL AMOUNT		VALUE
1,300,000	Deluxe Corp.m 6.000%, 11/15/20	$1,357,687
750,000	Garda World Security Corp.* 7.250%, 11/15/21	614,063
1,530,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	1,544,344
	Icahn Enterprises, LPm
1,044,000	5.875%, 02/01/22	1,001,588
720,000	6.000%, 08/01/20	718,650
175,000	4.875%, 03/15/19	174,672
	Meritor, Inc.m
980,000	6.750%, 06/15/21	918,138
560,000	6.250%, 02/15/24	500,500
	Michael Baker International, LLC*m
621,000	8.250%, 10/15/18	596,936
542,690	8.875%, 04/15/19	392,094
1,750,000	Navistar International Corp.^ 8.250%, 11/01/21	1,270,937
1,020,000	Terex Corp.m 6.000%, 05/15/21	1,014,262
1,400,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	1,477,000
4,000,000	United Rentals North America, Inc.m 7.625%, 04/15/22	4,280,000

		19,398,183

	Information Technology (3.1%)
	Amkor Technology, Inc.m
1,900,000	6.375%, 10/01/22	1,809,750
707,000	6.625%, 06/01/21	688,883
3,300,000	Belden, Inc.*m 5.500%, 09/01/22	3,363,938
1,090,000	Cardtronics, Inc.m 5.125%, 08/01/22	1,094,769
257,000	CDW, LLC / CDW Finance Corp.m 5.000%, 09/01/23	263,264
860,000	CommScope Technologies Finance, LLC*m 6.000%, 06/15/25	884,725
2,000,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	2,232,500
1,000,000	Nuance Communications, Inc.*m 5.375%, 08/15/20	1,028,750
500,000	NXP Semiconductors, NV* 5.750%, 02/15/21	525,625
3,000,000	ViaSat, Inc.m 6.875%, 06/15/20	3,110,625

		15,002,829

	Materials (1.6%)
725,000	Alcoa, Inc.m 5.125%, 10/01/24	709,141
1,800,000	ArcelorMittal 6.500%, 03/01/21	1,848,375
	First Quantum Minerals, Ltd.*
232,000	7.000%, 02/15/21	188,210
227,000	6.750%, 02/15/20	189,403

10	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT			VALUE
1,950,000		INEOS Group Holdings, SA*m^ 6.125%, 08/15/18	$1,986,562
1,150,000		New Gold, Inc.*m 7.000%, 04/15/20	1,122,687
420,000		Sealed Air Corp.*m 5.250%, 04/01/23	449,138
1,300,000		Trinseo Materials Operating, SCA* 6.750%, 05/01/22	1,345,500

			7,839,016

		Telecommunication Services (1.7%)
		CenturyLink, Inc.
666,000		6.750%, 12/01/23m	660,589
125,000		7.500%, 04/01/24	125,391
		Frontier Communications Corp.m
1,563,000		7.625%, 04/15/24	1,395,954
440,000		11.000%, 09/15/25*	446,050
75,000		10.500%, 09/15/22*	77,437
315,000		Intelsat Jackson Holdings, SA* 8.000%, 02/15/24	325,434
200,000		Neptune Finco Corp.*m 10.125%, 01/15/23	220,125
		Sprint Corp.m
3,635,000		7.875%, 09/15/23	2,839,844
420,000		7.125%, 06/15/24	316,050
305,000		7.250%, 09/15/21	245,525
1,530,000		T-Mobile USA, Inc.m 6.625%, 04/01/23	1,637,100

			8,289,499

		Utilities (0.5%)
1,050,000		AES Corp.m 7.375%, 07/01/21	1,202,906
1,215,000		AmeriGas Finance Corp.m 7.000%, 05/20/22	1,287,141

			2,490,047

		TOTAL CORPORATE BONDS (Cost $134,168,445)	125,864,464

CONVERTIBLE BONDS (28.5%)
		Consumer Discretionary (5.3%)
670,000		CalAtlantic Group, Inc.m 1.250%, 08/01/32	702,381
		Ctrip.com International, Ltd.
3,070,000		1.000%, 07/01/20*	3,376,632
2,345,000		1.250%, 10/15/18^	2,991,763
200,000,000	JPY	HIS Company, Ltd. 0.000%, 08/30/19	1,901,652
		Jarden Corp.m^
2,415,000		1.125%, 03/15/34	3,126,966
1,900,000		1.500%, 06/15/19	2,990,600
2,200,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)m§ 0.750%, 03/30/43	3,793,625
1,550,000		Liberty Media Corp. 1.375%, 10/15/23	1,560,742

PRINCIPAL AMOUNT			VALUE
1,350,000		Priceline Group, Inc.m 1.000%, 03/15/18	$1,994,652
3,700,000		Tesla Motors, Inc.m^ 1.250%, 03/01/21	3,402,945

			25,841,958

		Financials (5.6%)
2,300,000		Ares Capital Corp.m 4.750%, 01/15/18	2,397,025
2,500,000	EUR	AURELIUS, SE & Co. KGaA 1.000%, 12/01/20	3,254,705
3,750,000		AYC Finance, Ltd. 0.500%, 05/02/19	3,928,509
6,500,000	EUR	Azimut Holding, S.p.A.m 2.125%, 11/25/20	8,656,745
1,100,000		Colony Starwood Homes 3.000%, 07/01/19	1,099,577
1,300,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	1,588,257
1,100,000		IAS Operating Partnership, LP*m 5.000%, 03/15/18	1,060,450
3,700,000	EUR	Industrivarden, ABm 1.875%, 02/27/17	4,405,603
1,000,000		Starwood Property Trust, Inc.m 4.550%, 03/01/18	1,018,955

			27,409,826

		Health Care (2.6%)
800,000		Anacor Pharmaceuticals, Inc.* 2.000%, 04/15/23	918,768
1,757,000		BioMarin Pharmaceutical, Inc.m 1.500%, 10/15/20	2,140,755
1,805,000		Cepheidm^ 1.250%, 02/01/21	1,564,998
950,000		Emergent Biosolutions, Inc.m^ 2.875%, 01/15/21	1,297,529
2,000,000		Illumina, Inc.m^ 0.500%, 06/15/21	2,065,830
455,000		Incyte Corp. 1.250%, 11/15/20	718,042
1,650,000		Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	1,532,017
1,080,000		Medidata Solutions, Inc. 1.000%, 08/01/18	1,143,591
925,000		NuVasive, Inc.* 2.250%, 03/15/21	1,043,104

			12,424,634

		Industrials (2.6%)
593,000		Air Lease Corp.m^ 3.875%, 12/01/18	783,101
2,300,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	3,258,791
1,750,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	1,731,348

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT			VALUE
240,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/04/22	$2,250,289
210,000,000	JPY	Lixil Group Corp. 0.000%, 03/04/20	1,951,050
2,500,000	EUR	Safran, SA 0.000%, 12/31/20	2,673,545

			12,648,124

		Information Technology (10.9%)
3,600,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	3,281,616
3,000,000		Ciena Corp.*m^ 3.750%, 10/15/18	3,376,470
1,000,000		Citrix Systems, Inc.^ 0.500%, 04/15/19	1,127,265
1,185,000		Euronet Worldwide, Inc.m 1.500%, 10/01/44	1,452,058
825,000		Finisar Corp. 0.500%, 12/15/33	791,930
		FireEye, Inc.*
1,600,000		1.000%, 06/01/35	1,388,160
1,271,000		1.625%, 06/01/35	1,050,018
900,000		Inphi Corp.* 1.125%, 12/01/20	944,276
3,300,000		Intel Corp.m 3.250%, 08/01/39	5,013,376
1,200,000		Knowles Corp.* 3.250%, 11/01/21	1,221,000
2,425,000		LinkedIn Corp.m 0.500%, 11/01/19	2,265,738
1,500,000		Mentor Graphics Corp.m^ 4.000%, 04/01/31	1,568,603
2,900,000		Microchip Technology, Inc. 1.625%, 02/15/25	3,018,827
675,000		Novellus Systems, Inc.m 2.625%, 05/15/41	1,534,363
1,750,000		NVIDIA Corp.m^ 1.000%, 12/01/18	3,119,541
2,835,000		NXP Semiconductors, NVm^ 1.000%, 12/01/19	3,216,662
		ON Semiconductor Corp.m
2,000,000		1.000%, 12/01/20*^	1,815,970
1,525,000		2.625%, 12/15/26	1,625,680
470,000		Palo Alto Networks, Inc. 0.000%, 07/01/19	690,613
1,700,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	1,600,896
2,745,000		Salesforce.com, Inc.m^ 0.250%, 04/01/18	3,461,829
1,449,000		ServiceNow, Inc.m^ 0.000%, 11/01/18	1,677,051
		SunEdison, Inc.@
2,261,000		0.250%, 01/15/20*	89,977
275,000		2.000%, 10/01/18	10,835

PRINCIPAL AMOUNT			VALUE
1,000,000		SunPower Corp.* 4.000%, 01/15/23	$964,910
975,000		Synchronoss Technologies, Inc.m^ 0.750%, 08/15/19	947,637
800,000		Take-Two Interactive Software, Inc.m 1.000%, 07/01/18	1,311,588
2,250,000		Twitter, Inc.m^ 1.000%, 09/15/21	1,886,197
715,000		WebMD Health Corp. 2.500%, 01/31/18	820,330
1,575,000		Workday, Inc. 0.750%, 07/15/18	1,767,890

			53,041,306

		Materials (0.7%)
2,400,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	3,381,045

		Telecommunication Services (0.8%)
3,200,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	3,665,626

		TOTAL CONVERTIBLE BONDS (Cost $141,445,846)	138,412,519

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
300,000		United States Treasury Note~
		0.875%, 11/30/16 (Cost $300,213)	300,721

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (10.6%)
		Consumer Discretionary (0.2%)
14,300		Fiat Chrysler Automobiles, NV 7.875%	1,034,097

		Consumer Staples (0.9%)
16,750		Bunge, Ltd. 4.875%	1,541,000
10,000		Post Holdings, Inc. 5.250%	1,309,150
22,300		Tyson Foods, Inc. 4.750%	1,626,562

			4,476,712

		Energy (1.6%)
35,500		Hess Corp. 8.000%	2,698,710
100,000		Southwestern Energy Company 6.250%	3,169,000
40,000		WPX Energy, Inc. 6.250%	1,890,800

			7,758,510

		Financials (2.6%)
65,000		Affiliated Managers Group, Inc.m^ 5.150%	3,757,812

12	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
19,600		American Tower Corp. 5.250%	$2,080,344
29,000		Crown Castle International Corp. 4.500%	3,080,235
39,750		Welltower, Inc.m 6.500%	2,453,768
23,333		Weyerhaeuser Company 6.375%	1,201,883

			12,574,042

		Health Care (2.6%)
4,870		Allergan, PLC 5.500%	3,951,956
93,475		Anthem, Inc. 5.250%	4,332,566
4,850		Teva Pharmaceutical Industries, Ltd. 7.000%	4,369,850

			12,654,372

		Industrials (0.2%)
10,000		Stanley Black & Decker, Inc. 6.250%	1,184,200

		Materials (0.2%)
21,500		Alcoa, Inc.^ 5.375%	818,720

		Telecommunication Services (0.9%)
14,717		Frontier Communications Corp. 11.125%	1,534,983
38,350		T-Mobile USA, Inc. 5.500%	2,600,514

			4,135,497

		Utilities (1.4%)
55,000		Dominion Resources, Inc.m^ 6.375%	2,713,150
40,000		Exelon Corp. 6.500%	1,938,400
		NextEra Energy, Inc.
27,575		5.799%^	1,666,909
8,000		6.371%	478,400

			6,796,859

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $48,936,785)	51,433,009

COMMON STOCKS (71.3%)
		Consumer Discretionary (9.1%)
2,600		Amazon.com, Inc.m^#	1,714,934
38,500		Carnival Corp.m^	1,888,425
28,000		Comcast Corp. - Class Am	1,701,280
38,100	EUR	Daimler, AG	2,654,681
21,800		Delphi Automotive, PLC	1,605,134
100,000		Ford Motor Companym	1,356,000

NUMBER OF SHARES			VALUE
14,800		Home Depot, Inc.m^	$1,981,572
10,800	KRW	Hyundai Motor Company	1,355,093
10,800		McDonald’s Corp.	1,366,092
31,800	ZAR	Naspers, Ltd. - Class N	4,376,043
29,200		Nike, Inc. - Class Bm^	1,721,048
83,000	JPY	Panasonic Corp.^	775,707
29,160	DKK	Pandora, A/S	3,791,166
9,000	EUR	Porsche Automobil Holding, SE	502,770
1,100		Priceline Group, Inc.m#	1,478,026
29,000		Starbucks Corp.m^	1,630,670
15,000		TJX Companies, Inc.m	1,137,300
33,900	JPY	Toyota Motor Corp.^	1,801,415
46,800		Walt Disney Companym^	4,832,568
9,000		Whirlpool Corp.m	1,567,260
16,000	GBP	Whitbread, PLC	906,911
165,482	GBP	WPP, PLC	3,866,090

			44,010,185

		Consumer Staples (7.4%)
47,900	EUR	Anheuser-Busch InBev, SAm^	5,942,184
45,120	GBP	British American Tobacco, PLC	2,751,062
39,000		Coca-Cola Companym^	1,747,200
25,000		Costco Wholesale Corp.m	3,703,250
160,800	GBP	Diageo, PLC	4,347,407
24,000		Mondelez International, Inc. - Class Am	1,031,040
41,900	CHF	Nestlé, SA	3,127,403
11,000		Philip Morris International, Inc.m^	1,079,320
17,700		Procter & Gamble Companym	1,418,124
67,000	JPY	Seven & I Holdings Company, Ltd.	2,860,724
75,000	EUR	Unilever, NV	3,294,739
32,000		Wal-Mart Stores, Inc.^	2,139,840
31,000		Walgreens Boots Alliance, Inc.	2,457,680

			35,899,973

		Energy (5.2%)
875,000	GBP	BP, PLCm	4,820,712
19,500		Chevron Corp.m^	1,992,510
40,000		ConocoPhillipsm^	1,911,600
23,500		Devon Energy Corp.m	814,980
7,350		EOG Resources, Inc.m	607,257
40,500		Exxon Mobil Corp.m^	3,580,200
24,000		Noble Corp., PLCm^	269,520
20,000		Phillips 66m^	1,642,200
82,300	GBP	Royal Dutch Shell, PLC - Class Am	2,155,702
17,074		Schlumberger, Ltd.m^	1,371,725
73,000	CAD	Suncor Energy, Inc.m	2,142,815
74,000	EUR	TOTAL, SA	3,740,019

			25,049,240

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE

		Financials (11.3%)
709,400	HKD	AIA Group, Ltd.	$4,245,479
9,900		American Express Companym	647,757
30,200		American International Group, Inc.m	1,685,764
39,600		Axis Bank, Ltd.	1,417,680
133,000	EUR	Azimut Holding, S.p.A	3,357,099
105,000		Bank of America Corp.m	1,528,800
41,000		Bank of New York Mellon Corp.m	1,649,840
73,500		Citigroup, Inc.m	3,401,580
576,000	JPY	Daiwa Securities Group, Inc.m	3,498,226
29,000	EUR	Deutsche Böerse, AG	2,386,370
15,500		Discover Financial Servicesm	872,185
23,500		First Republic Bankm	1,652,520
213,100	MXN	Grupo Financiero Banorte, SAB de CV	1,211,617
19,000		Hartford Financial Services Group, Inc.m^	843,220
103,700	EUR	ING Groep, NV	1,270,680
4,000		Intercontinental Exchange, Inc.m	960,120
468,900	EUR	Intesa Sanpaolo, S.p.A	1,303,449
63,775		JPMorgan Chase & Companym^	4,030,580
99,000		Manulife Financial Corp.m	1,458,270
86,477		MetLife, Inc.m^	3,900,113
81,000	JPY	Mitsui Fudosan Company, Ltd.	2,074,483
98,000	CAD	Power Financial Corp.m	2,576,727
8,500		Prudential Financial, Inc.m	659,940
95,600	GBP	Prudential, PLC	1,887,101
63,560	EUR	Vonovia, SE	2,142,490
88,000		Wells Fargo & Companym	4,398,240

			55,060,330

		Health Care (8.8%)
17,000		Abbott Laboratoriesm^	661,300
17,000		AbbVie, Inc.m	1,037,000
4,785		Alexion Pharmaceuticals, Inc.m#	666,455
13,000		Amgen, Inc.m^	2,057,900
18,000		Anthem, Inc.m	2,533,860
1,885		Biogen, Inc.m#	518,356
23,400		Celgene Corp.m#	2,419,794
148,300	JPY	Chugai Pharmaceutical Company, Ltd.	5,240,677
34,250		Eli Lilly and Companym^	2,586,902
11,200		Gilead Sciences, Inc.m	987,952
62,500	GBP	Hikma Pharmaceuticals, PLC	2,015,041
26,700		Johnson & Johnsonm^	2,992,536
42,000		Medtronic, PLCm^	3,324,300
37,025		Merck & Company, Inc.m^	2,030,451
36,455	CHF	Novartis, AG	2,774,308
27,000	DKK	Novo Nordisk, A/S - Class Bm	1,507,529
95,800		Pfizer, Inc.m^	3,133,618
10,000		Stryker Corp.m	1,090,100

NUMBER OF SHARES			VALUE
48,733	EUR	UCB, SA^	$3,655,423
12,700		Zimmer Biomet Holdings, Inc.m	1,470,279

			42,703,781

		Industrials (10.2%)
3,675		3M Companym	615,122
190,000	CHF	ABB, Ltd.m#	4,022,353
36,500	EUR	Airbus Group, SEm	2,281,893
37,029	EUR	ALSTOM#	946,851
101,500	GBP	Ashtead Group, PLC	1,349,891
610,000	GBP	BAE Systems, PLC	4,255,764
5,900		Boeing Companym^	795,320
194,572	HKD	CK Hutchison Holdings, Ltd.	2,327,786
24,000		CSX Corp.m	654,480
7,900		Cummins, Inc.m	924,537
15,125		Eaton Corp., PLCm	956,959
27,900	JPY	FANUC Corp.^	4,327,909
11,000		Fortune Brands Home & Security, Inc.m	609,510
242,500		General Electric Companym	7,456,875
41,000		Honeywell International, Inc.m^	4,685,070
33,997	EUR	KION Group, AG	1,856,492
75,000	JPY	Komatsu, Ltd.^	1,343,867
7,775		Northrop Grumman Corp.m	1,603,672
27,402	EUR	Safran, SA	1,889,084
29,725	EUR	Schneider Electric, SE	1,943,647
19,000		Union Pacific Corp.m^	1,657,370
8,000		United Parcel Service, Inc. - Class Bm^	840,560
23,341		United Technologies Corp.^	2,436,100

			49,781,112

		Information Technology (14.1%)
55,050		Accenture, PLC - Class Am^	6,216,246
5,100		Alphabet, Inc. - Class Am^#	3,610,188
6,266		Alphabet, Inc. - Class Cm^#	4,342,401
112,800		Apple, Inc.m	10,573,872
168,400	GBP	ARM Holdings, PLCm	2,311,437
11,000	EUR	ASML Holding, NV	1,063,214
21,700		Baidu, Inc.#	4,216,310
60,000	JPY	Canon, Inc.m	1,754,887
21,200		Check Point Software Technologies, Ltd.^#	1,756,844
15,775		Facebook, Inc. - Class Am#	1,854,824
85,000	CHF	Logitech International, SAm	1,305,985
17,100		MasterCard, Inc. - Class Am^	1,658,529
45,000		Micron Technology, Inc.m#	483,750
75,000		Microsoft Corp.m^	3,740,250
20,400	JPY	Nintendo Company, Ltd.m	2,905,658
580,000	EUR	Nokia Corp.^	3,424,029
19,900		Oracle Corp.m^	793,214

14	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
6,900		QUALCOMM, Inc.m	$348,588
16,000		Salesforce.com, Inc.m^#	1,212,800
1,660	KRW	Samsung Electronics Co., Ltd.	1,809,120
43,550	EUR	SAP SE	3,416,980
500,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,297,185
232,800	HKD	Tencent Holdings, Ltd.	4,737,088
15,000		Texas Instruments, Inc.m	855,600
41,000	EUR	United Internet, AG	2,004,006

			68,693,005

		Materials (2.7%)
154,000	CAD	Barrick Gold Corp.m	2,981,318
41,000		Dow Chemical Companym^	2,157,010
135,000	CAD	Goldcorp, Inc.m	2,720,013
160,000	AUD	Newcrest Mining, Ltd.m#	2,333,059
51,000	GBP	Rio Tinto, PLCm	1,710,862
280,000	CAD	Yamana Gold, Inc.m	1,388,061

			13,290,323

		Telecommunication Services (2.2%)
86,500		América Móvil, SAB de CV - Series Lm^	1,224,840
50,000		AT&T, Inc.m^	1,941,000
96,000	EUR	Orange, SA	1,594,938
36,000	JPY	SoftBank Group Corp.^	2,026,015
1,176,545	GBP	Vodafone Group, PLCm	3,790,639

			10,577,432

		Utilities (0.3%)
45,801	EUR	Engie	755,200
10,500		Exelon Corp.m	368,445
29,000	EUR	RWE, AG#	434,495

			1,558,140

		TOTAL COMMON STOCKS (Cost $424,585,404)	346,623,521

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTION (0.0%) #
		Energy (0.0%)
150		Southwestern Energy Company Call, 01/20/17, Strike $8.00 (Cost $32,013)	90,750

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (3.4%)
16,537,539	Fidelity Prime Money Market Fund - Institutional Class (Cost $16,537,539)	$16,537,539

TOTAL INVESTMENTS (139.8%) (Cost $766,006,245)		679,262,523

LIABILITIES, LESS OTHER ASSETS (-39.8%)		(193,297,804)

NET ASSETS (100.0%)		$485,964,719

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-1.6%) #
	Consumer Staples (-0.2%)
(15,900)	Post Holdings, Inc.	(1,142,256)

	Energy (-0.7%)
(143,855)	Southwestern Energy Company	(1,931,973)
(125,600)	WPX Energy, Inc.	(1,213,296)

		(3,145,269)

	Health Care (-0.3%)
(24,500)	Teva Pharmaceutical Industries, Ltd.	(1,334,025)

	Information Technology (-0.4%)
(85,200)	Ciena Corp.	(1,433,916)
(32,700)	Mentor Graphics Corp.	(652,692)

		(2,086,608)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $7,354,545)	(7,708,158)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (0.0%) #
	Energy (0.0%)
300	Southwestern Energy Company Call, 01/20/17, Strike $13.00 (Premium $31,208)	(99,000)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $360,588,656. $88,471,055 of the collateral has been re-registered by one of the counterparties, BNP (see Note 8 - Borrowings).

^	Security, or portion of security, is on loan.

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2016 (Unaudited)

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2016.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

@	In default status and considered non-income producing.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps. The aggregate value of such securities is $300,721.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$463,198,093	69.0%
European Monetary Unit	81,087,155	12.1%
British Pound Sterling	39,427,410	5.9%
Japanese Yen	34,712,559	5.2%
Canadian Dollar	11,808,934	1.7%
Hong Kong Dollar	11,310,353	1.7%
Swiss Franc	11,230,049	1.7%
Danish Krone	5,298,695	0.8%
South African Rand	4,376,043	0.6%
South Korean Won	3,164,213	0.5%
Australian Dollar	2,333,059	0.3%
New Taiwan Dollar	2,297,185	0.3%
Mexican Peso	1,211,617	0.2%
Total Investments Net of Common Stocks Sold Short and Written Options	$671,455,365	100.0%

Currency exposure may vary over time.

INTEREST RATE SWAP

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	$34,000,000	$(140,568)

					$(140,568)

16	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    April 30, 2016 (Unaudited)

ASSETS
Investments in securities, at value (cost $766,006,245)	$679,262,523
Cash with custodian (interest bearing)	18,814
Restricted cash for short positions (interest bearing)	7,720,150
Foreign currency (cost $26,054)	26,058
Receivables:
Accrued interest and dividends	4,265,171
Investments sold	1,084,455
Prepaid expenses	41,704
Other assets	115,034
Total assets	692,533,909
LIABILITIES
Securities sold short, at value (proceeds $7,354,545)	7,708,158
Options written, at value (premium $31,208)	99,000
Unrealized depreciation on interest rate swaps	140,568
Payables:
Notes payable	196,000,000
Investments purchased	1,750,372
Affiliates:
Investment advisory fees	554,735
Deferred compensation to trustees	115,034
Financial accounting fees	6,471
Trustees’ fees and officer compensation	8,733
Other accounts payable and accrued liabilities	186,119
Total liabilities	206,569,190
NET ASSETS	$485,964,719
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$666,488,625
Undistributed net investment income (loss)	(17,503,191)
Accumulated net realized gain (loss) on investments, foreign currency transactions, short positions and interest rate swaps	(75,727,479)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options, short positions and interest rate swaps	(87,293,236)
NET ASSETS	$485,964,719
Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$8.24

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	17

Statement of Operations    Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Interest	$8,806,208
Dividends	5,480,447
Securities lending income	33,828
Foreign Taxes Withheld	(275,064)
Total investment income	14,045,419

EXPENSES
Investment advisory fees	3,435,222
Interest expense and related fees	1,201,764
Printing and mailing fees	52,975
Legal fees	47,357
Financial accounting fees	39,866
Accounting fees	31,939
Custodian fees	27,328
Audit fees	27,282
Trustees’ fees and officer compensation	23,532
Transfer agent fees	11,681
Dividend or interest expense on short positions	10,673
Registration fees	6,033
Other	57,883
Total expenses	4,973,535
NET INVESTMENT INCOME (LOSS)	9,071,884

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(25,482,399)
Foreign currency transactions	1,035
Short positions	195,431
Interest rate swaps	(123,932)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	129,453
Purchased options	58,737
Foreign currency translations	38,283
Written options	(67,792)
Short positions	294,219
Interest rate swaps	124,289
NET GAIN (LOSS)	(24,832,676)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,760,792)

18	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$9,071,884	$16,633,710
Net realized gain (loss)	(25,409,865)	26,200,748
Change in unrealized appreciation/(depreciation)	577,189	(48,384,470)
Net increase (decrease) in net assets applicable to shareholders resulting from operations	(15,760,792)	(5,550,012)

DISTRIBUTIONS FROM
Net investment income	(24,782,937)	(42,349,380)
Return of capital	—	(7,216,493)
Net decrease in net assets from distributions	(24,782,937)	(49,565,873)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,543,729)	(55,115,885)

NET ASSETS
Beginning of period	$526,508,448	$581,624,333
End of period	485,964,719	526,508,448
Undistributed net investment income (loss)	$(17,503,191)	$(1,792,138)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	19

Statement of Cash Flows    Six Months Ended April 30, 2016 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(15,760,792)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(62,442,676)
Net purchases of short term investments	(1,566,255)
Purchases of securities to cover securities sold short	(2,895,351)
Proceeds from disposition of investment securities, including purchased options	110,268,794
Proceeds from securities sold short	4,702,966
Premiums received from written options	31,208
Amortization and accretion of fixed-income securities	(2,938,326)
Net realized gains/losses from investments	25,482,399
Net realized gains/losses from short positions	(195,431)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(129,453)
Change in unrealized appreciation or depreciation on purchased options	(58,737)
Change in unrealized appreciation or depreciation on short positions	(294,219)
Change in unrealized appreciation or depreciation on written options	67,792
Change in unrealized appreciation or depreciation on interest rate swaps	(124,289)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	100,174
Restricted cash for short positions (interest bearing)	(940,431)
Prepaid expenses	(28,084)
Other assets	12,444
Increase/(decrease) in liabilities:
Payables to affiliates	(86,328)
Other accounts payable and accrued liabilities	(1,326)
Net cash provided by/(used in) operating activities	$53,204,079

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(24,782,937)
Repayment of note payable	(28,400,000)
Net cash provided by/(used in) financing activities	$(53,182,937)
Net increase/(decrease) in cash and foreign currency*	$21,142
Cash and foreign currency at beginning of period	$23,730
Cash and foreign currency at end of period	$44,872
Supplemental disclosure
Cash paid for interest and related fees	$1,206,910

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $(504).

20	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	21

Notes to Financial Statements    (Unaudited)

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2016. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011 and forward remain subject to examination by U.S. and State tax jurisdictions.

22	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $115,034 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2016. The Fund obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2016.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2016 were as follows:

Cost of purchases	$57,684,510
Proceeds from sales	107,147,611

The following information is presented on a federal income tax basis as of April 30, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements    (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2016 was as follows:

Cost basis of investments	$770,726,061

Gross unrealized appreciation	55,549,885
Gross unrealized depreciation	(147,013,423)

Net unrealized appreciation (depreciation)	$(91,463,538)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2016 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2015, were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2015
Distributions paid from:
Ordinary income	$42,349,380
Return of capital	7,216,493

As of October 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(46,711,540)
Net unrealized gains/(losses)	(92,781,198)

Total accumulated earnings/(losses)	(139,492,738)
Other	(487,439)
Paid-in-capital	666,488,625

Net assets applicable to common shareholders	$526,508,448

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2015, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(46,043,618)
2018	(667,922)

24	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at April 30, 2016. Calamos Advisors owned 16,384 of the outstanding shares at April 30, 2016. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 7 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2016.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements    (Unaudited)

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2016, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended April 30, 2016, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—
Option written	300	31,208
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Options outstanding at April 30, 2016	300	$31,208

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 8 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may

26	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2016, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2016, the Fund had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest Rate Swaps(1)	$—	$140,568
Options purchased(2)	90,750	—
Options written(3)	—	99,000

	$90,750	$239,568

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2016:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
BNP Paribas, SA	ISDA	$—	$140,568	$(140,568)	$—	$—

		$—	$140,568	$(140,568)	$—	$—

(1)	Generally, the Statement of Assets and Liabilities location for “Interest rate swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

(2)	Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities.”

(3)	Generally, the Statement of Assets and Liabilities location for “Options written” is “Options written, at value.”

For the period ended April 30, 2016, the volume of derivative activity for the Fund is reflected below:*

VOLUME
Options purchased	150
Options written	300

*	Activity during the period is measured by opened number of contracts for options purchased or written.

Note 8 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $132.5 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $132.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2016, the average borrowings under the Agreements were $209.6 million. For the period ended April 30, 2016, the average interest rate was 1.09%. As of April 30, 2016, the amount of total outstanding borrowings was $196.0 million ($98.0 million under the BNP Agreement and $98.0 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on April 30, 2016 was 1.15%.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements    (Unaudited)

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As April 30, 2016, the Fund used approximately $34.9 million of its cash collateral to offset the SSB Agreement, representing 5.1% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.59%, which can fluctuate depending on interest rates. As of April 30, 2016, approximately $33.5 million of securities were on loan ($10.8 million of fixed income securities and $22.7 million of equity securities) which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposes of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt, and is not a maintenance test.

28	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$125,864,464	$—	$125,864,464
Convertible Bonds	—	138,412,519	—	138,412,519
U.S. Government and Agency Securities	—	300,721	—	300,721
Convertible Preferred Stocks	43,790,950	7,642,059	—	51,433,009
Common Stocks U.S.	176,954,453	—	—	176,954,453
Common Stocks Foreign	45,680,058	123,989,010	—	169,669,068
Purchased Options	90,750	—	—	90,750
Short Term Investment	16,537,539	—	—	16,537,539

Total	$283,053,750	$396,208,773	$—	$679,262,523

Liabilities:
Common Stocks Sold Short U.S.	$7,708,158	$—	$—	$7,708,158
Written Options	99,000	—	—	99,000
Interest Rate Swaps	—	140,568	—	140,568

Total	$7,807,158	$140,568	$—	$7,947,726

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1**	TRANSFERS IN TO LEVEL 2**	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$31,904,307	$1,270,680	$1,270,680	$31,904,307

Total	$31,904,307	$1,270,680	$1,270,680	$31,904,307

*	Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.
**	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	29

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Years Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.92		$9.86	$10.05	$9.32	$9.06	$9.22
Income from investment operations:
Net investment income (loss)*	0.15		0.28	0.40	0.34	0.35	0.30
Net realized and unrealized gain (loss)	(0.41)		(0.38)	0.21	1.13	0.62	0.14
Total from investment operations	(0.26)		(0.10)	0.61	1.47	0.97	0.44
Less distributions to common shareholders from:
Net investment income	(0.42)		(0.72)	(0.70)	(0.61)	(0.50)	(0.39)
Return of capital	—		(0.12)	(0.10)	(0.13)	(0.21)	(0.21)
Total distributions	(0.42)		(0.84)	(0.80)	(0.74)	(0.71)	(0.60)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—		—	—	—	—	—
Premiums from shares sold in at the market offerings	—		—	—	—	—	—
Net asset value, end of period	$8.24		$8.92	$9.86	$10.05	$9.32	$9.06
Market value, end of period	$7.13		$7.68	$9.01	$8.86	$8.51	$7.72
Total investment return based on:(a)
Net asset value	(1.88%	)	(0.15% )	7.02%	17.51%	12.07%	5.64%
Market value	(1.39%	)	(5.92% )	10.93%	13.46%	20.09%	0.72%
Net assets, end of period (000)	$485,965		$526,508	$581,624	$592,920	$550,177	$534,735
Ratios to average net assets applicable to common shareholders:
Net expenses	2.08%	(b)	1.89%	1.79%	1.81%	1.98%	1.93%
Gross expenses prior to expense reductions and earnings credits	2.08%	(b)	1.89%	1.79%	1.81%	1.98%	1.93%
Net expenses, excluding interest expenses and dividend expense on short positions	1.57%	(b)	1.53%	1.48%	1.48%	1.50%	1.45%
Net investment income (loss)	3.79%	(b)	2.97%	3.92%	3.54%	3.82%	3.11%
Portfolio turnover rate	8%		45%	32%	41%	42%	43%
Average commission rate paid	$0.0304		$0.0244	$0.0269	$0.0196	$0.0122	$0.0136
Asset coverage per $1,000 of loan outstanding(c)	$3,479		$3,346	$3,529	$3,578	$3,737	$3,660

*	Net investment income allocated based on average shares method.

(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)	Annualized.

(c)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

30	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2016, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the six month period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2015 and the financial highlights for each of the five years in the period then ended; and in our report dated December 16, 2015, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 15, 2016

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	31

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

32	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	33

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

34	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2015, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2016 Calamos investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos investments LLC.

CHWSAN 3083 2016

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics – Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 21, 2016

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 21, 2016

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 21, 2016